EXHIBIT INDEX


(i) Opinion and consent of counsel as to the legality of the securities being registered.

(j)      Independent  Auditors' Consent.

(q)(3) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated September 17, 2002.